                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         NOVAMETRIX MEDICAL SYSTEMS INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

                  *Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:

                  --------------------------------------------------------------

         2)       Form, schedule or registration statement no.:

                  --------------------------------------------------------------

         3)       Filing party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                         NOVAMETRIX MEDICAL SYSTEMS INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 11, 1995

                                 ---------------

                                                        Wallingford, Connecticut
                                                                 August 15, 1995

To the Holders of Common Stock
    and Series B Preferred Stock of
    NOVAMETRIX MEDICAL SYSTEMS INC.:

         The Annual Meeting of the Stockholders of NOVAMETRIX MEDICAL SYSTEMS INC. (the "Company") will be held at the Yankee Silversmith Inn, 1033 North Colony Road, Wallingford, Connecticut on Monday, September 11, 1995 at 10:30 a.m. for the following purposes, as more fully described in the accompanying Proxy Statement:

                  1. To elect two Class C directors of the Company for the ensuing three years.

                  2. To consider and take action upon a proposal to ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent auditors for the 1996 fiscal year.

                  3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The close of business on July 21, 1995 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                             By Order of the Board of Directors,

                                             Joseph A. Vincent, Secretary

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE MARK, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT YOUR VOTE CAN BE RECORDED.

                                 PROXY STATEMENT

                  This Proxy Statement, which will be mailed commencing on or about August 15, 1995 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Novametrix Medical Systems Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on September 11, 1995, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive offices are located at One Barnes Industrial Park Road, Wallingford, Connecticut 06492.

                  Any proxy may be revoked at any time before it is exercised by written notice to the Secretary of the Company. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a proxy, or the subsequent delivery of a proxy, will have the effect of revoking the initial proxy.

                  Holders of record of issued and outstanding shares of (i) common stock, $.01 par value ("Common Stock"), of the Company and (ii) convertible preferred stock, Series B, $1.00 par value ("Series B Preferred Stock"), of the Company, in each case as of July 21, 1995 (the "Record Date"), will be entitled to notice of and to vote at the Meeting as described below. On the Record Date, there were issued and outstanding 5,873,547 shares of Common Stock and 100,000 shares of Series B Preferred Stock. The Company has no class or series of stock outstanding and entitled to vote at the Meeting other than the Common Stock and the Series B Preferred Stock.

                  Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting. Each share of Series B Preferred Stock is entitled to 11 votes with respect to each matter to be voted on at the Meeting.

                  The presence, in person or by proxy, of the holders of a majority of the voting power of all the outstanding shares of Common Stock and Series B Preferred Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting or any adjournments thereof. Directors of the Company are elected by a plurality vote. Adoption of Proposal 2 will require the affirmative vote of a majority of the voting power of the shares present at the Meeting, in person or by proxy, and entitled to vote on that proposal. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock or Series B Preferred Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of July 1, 1995, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


                                                      Title of                  Shares                Percent
NAME AND ADDRESS                                        Class             Beneficially Owned          of Class
----------------                                      --------            ------------------          --------

Auric Partners Ltd. .................                 Common                  765,166 (1)(2)            11.7%
      7575 East Fulton Road                           Series B
      Ada, Michigan  49355                             Preferred               60,000 (2)               60.0%

First Fidelity Incorporated .........                 Common                  716,182 (3)(4)            10.9%
      55 Broad Street                                 Series B
      Newark, New Jersey  07102                        Preferred               40,000 (4)               40.0%

William W. Nicholson ................                 Common                  418,222 (2)                7.1%
      7575 East Fulton Road
      Ada, Michigan  49355

William J. Lacourciere ..............                 Common                  406,638 (5)                6.6%
      One Barnes Industrial Park Road
      Wallingford, Connecticut 06492

---------------
(1) Includes 666,666 shares issuable upon the conversion of 60,000 shares of Series B Preferred Stock.

(2) Information as to the holdings of Auric Partners Ltd., a Michigan limited partnership ("Auric"), and Mr. Nicholson is based upon a report on
       Schedule 13D filed by such persons with the Securities and Exchange Commission (the "Commission") and information provided to the Company by Auric. Such report indicates that Amway Corp., a Michigan corporation ("Amway"), is the general partner of Auric and that Mr. Nicholson is a limited partner of Auric and an officer of Amway. Each of Amway and Mr. Nicholson disclaims beneficial ownership of the shares held by Auric. Each of Auric and Amway disclaims beneficial ownership of the shares held by Mr. Nicholson. Each of Auric, Amway and Mr. Nicholson also disclaims beneficial ownership of the shares held by First Fidelity.

(3) Consists of (i) 444,444 shares issuable upon the conversion of 40,000 shares of Series B Preferred Stock and (ii) 271,738 shares issuable upon the exercise of currently exercisable warrants held by First Fidelity Incorporated ("First Fidelity"), a wholly owned subsidiary of First Fidelity Bancorporation, which warrants will expire on May 23, 2000. The Series B Preferred Stock and warrants were formerly held by First Fidelity Bank, Connecticut ("FFB-CT"), formerly known as Union Trust Company prior to its acquisition by First Fidelity Bancorporation.

(4) Information as to the holdings of First Fidelity is based upon a report on Schedule 13D filed with the Commission by FFB-CT and Northeast Bancorp, Inc., its parent corporation prior to the acquisition of FFB-CT by First Fidelity Bancorporation. First Fidelity Bancorporation may be deemed to be the indirect beneficial owner of the shares held by First Fidelity by virtue of its ownership of all of the stock of First Fidelity. Each of First Fidelity and First Fidelity Bancorporation disclaims beneficial ownership of the shares held by each of Auric and Mr. Nicholson.

(5) Includes (i) 304,078 shares issuable upon the exercise of currently exercisable warrants held by Mr. Lacourciere, the Chairman of the Board, President and Chief Executive Officer and a director of the Company, which warrants will expire on December 28, 1999, (ii) 5,035 shares held for the account of Mr. Lacourciere under the Employee Stock Ownership Plan of the Company (the "ESOP"), (iii) 1,000 shares issuable upon the exercise of Class A warrants and 1,000 shares issuable upon the exercise of Class B warrants held by Mr. Lacourciere, which warrants are currently exercisable and will expire on December 8, 1997 and December 8, 1999, respectively, and (iv) 10,000 shares issuable upon the exercise of currently exercisable options held by Mr. Lacourciere. Does not include 38,889 shares held by the ESOP with respect to which Mr. Lacourciere, as co-trustee, has shared voting and investment power.

SECURITY OWNERSHIP OF MANAGEMENT

                  The following table sets forth, as of July 1, 1995, the number of shares of the outstanding voting securities of the Company beneficially owned by each of the Company's directors and nominees for director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, according to information furnished by such persons to the Company.


                                                     TITLE OF                 SHARES                 PERCENT
NAME AND ADDRESS                                      CLASS             BENEFICIALLY OWNED           OF CLASS
----------------                                     --------           ------------------           --------
Thomas M. Haythe ..............................       Common                 113,540 (1)              1.9%
         Director of the Company

William J. Lacourciere ........................       Common                 406,638 (2)              6.6%
         Chairman of the Board, President
         and Chief Executive Officer of
         the Company and Director of the
         Company

Michael J. Needham ............................       Common                  25,588 (3)                *
         Director of the Company

Photios T. Paulson ............................       Common                  13,000 (4)                *
         Director of the Company

Steven J. Shulman .............................         --                       --                    --
         Director of the Company

Joseph A. Vincent .............................       Common                  53,811 (5)                *
         Vice President Finance, Chief
         Financial Officer, Treasurer and
         Secretary of the Company and
         Director of the Company

All directors and executive ...................       Common                 646,637 (1) (2)         10.2%
  officers as a group                                                                (3) (4)
  (seven persons)                                                                    (5) (6)

---------------
*      Less than one percent.

(1) Includes (i) 14,844 shares issuable upon the exercise of currently exercisable warrants held by Mr. Haythe, which warrants will expire on December 31, 1997, (ii) 10,744 shares issuable upon the exercise of currently exercisable warrants held by Mr. Haythe, which warrants will expire on March 10, 1999, (iii) 10,878 shares issuable upon the exercise of currently exercisable warrants held by Mr. Haythe, which warrants will expire on April 11, 2000, (iv) 15,995 shares issuable upon the exercise of currently exercisable warrants held by Mr. Haythe, which warrants will expire on November 30, 2000 and (v) 7,234 shares issuable upon the exercise of currently exercisable warrants held by Mr. Haythe, which warrants will expire on November 30, 2000.

       Does not include 38,889 shares held by the ESOP, with respect to which Mr. Haythe, as co-trustee, has shared voting and investment power.

(2) Includes (i) 304,078 shares issuable upon the exercise of currently exercisable warrants held by Mr. Lacourciere, which warrants will expire on December 28, 1999, (ii) 5,035 shares held for the account of Mr. Lacourciere under the ESOP, (iii) 1,000 shares issuable upon the exercise of Class A warrants and 1,000 shares issuable upon the exercise of Class B warrants held by Mr. Lacourciere, which warrants are currently exercisable and will expire on December 8, 1997 and December 8, 1999, respectively, and (iv) 10,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Lacourciere. Does not include 38,889 shares held by the ESOP with respect to which Mr. Lacourciere, as co-trustee, has shared voting and investment power.

(3) Includes (i) 14,844 shares issuable upon the exercise of currently exercisable warrants held by Mr. Needham, which warrants will expire on December 31, 1997, and (ii) 10,744 shares issuable upon the exercise of currently exercisable warrants held by Mr. Needham, which warrants will expire on March 10, 1999.

(4) Includes 10,000 shares issuable upon the exercise of currently exercisable warrants held by Mr. Paulson, which warrants will expire on November 30, 2002.

(5) Includes (i) 2,519 shares held for the account of Mr. Vincent under the ESOP, (ii) 200 shares issuable upon the exercise of Class A warrants and 200 shares issuable upon the exercise of Class B warrants held by Mr. Vincent, which warrants are currently exercisable and will expire on December 8, 1997 and December 8, 1999, respectively, and (iii) 48,334 shares issuable upon the exercise of currently exercisable stock options held by Mr. Vincent. Does not include 38,889 shares held by the ESOP with respect to which Mr. Vincent, as co-trustee, has shared voting and investment power.

(6) Includes (i) 985 shares held for the account of Leslie E. Mace, Vice President Engineering of the Company, under the ESOP, (ii) 24,535 shares issuable upon the exercise of currently exercisable warrants held by Mr. Mace, which warrants will expire on March 22, 2000, and (iii) 5,333 shares issuable upon the exercise of currently exercisable stock options held by Mr. Mace.

                             I. ELECTION OF DIRECTORS

                  The Company's Certificate of Incorporation provides for the division of the Board of Directors into three classes. The Class A directors of the Company are Michael J. Needham, Steven J. Shulman and Joseph A. Vincent, the Class B director is Photios T. Paulson, and the Class C directors and the nominees for election identified below are Thomas M. Haythe and William J. Lacourciere. Donald R. Gordon resigned as a Class B Director of the Company effective August 15, 1994. The stockholders have elected each class to serve for a full term of three years. If the number of directors is increased, the increase will be apportioned among the classes so as to make all classes as nearly equal in number as possible.

                  Two Class C directors will be elected at the Meeting to serve for three years and until their respective successors shall have been elected and qualified. The Class A directors will be elected at the 1996 Annual Meeting and the Class B director will be elected at the 1997 Annual Meeting. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the nominees for Class C Director named below unless otherwise instructed in such Proxy. In case either one of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that either of the nominees, Thomas M. Haythe and William J. Lacourciere, will be unable or will decline to serve. The nominees are each presently serving as Class C directors of the Company.

                  Information concerning the right of certain stockholders of the Company to elect directors to the Board of Directors is set forth below.

                  Information concerning the nominees for election as Class C directors and the other directors of the Company whose terms of office will continue after the Meeting is set forth below. Such information was furnished by them to the Company.

NOMINEES FOR ELECTION

     THOMAS M. HAYTHE (Class C director), age 55; Partner of Haythe & Curley (law firm) since prior to 1989; Director: Isomedix Inc. (commercial sterilization services), Guest Supply, Inc. (hotel guest room amenities and accessories), Westerbeke Corporation (marine engine products), Ramsay Health Care, Inc. (provider of psychiatric healthcare services) and Ramsay Managed Care, Inc. (provider of managed mental healthcare services); Director of the Company since March 1978.

     WILLIAM J. LACOURCIERE (Class C director), age 55; Chairman of the Board of the Company since September 1991; Chief Executive Officer of the Company since February 1991; President of the Company since August 1986; Chief Operating Officer of the Company from March 1983 to February 1991; Executive Vice President of the Company from March 1983 to August 1986; Executive Vice President Marketing of the Company from October 1982 to March 1983; Vice President Domestic Sales of the Company from April 1980 to October 1982; Director of the Company since October 1982.

OTHER DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING

     MICHAEL J. NEEDHAM (Class A director), age 54; President and Chief Executive Officer, SimEx Inc. (designer of entertainment attractions) since March 1991; President, Helix Investments Limited (venture capital fund) from prior to 1989 to February 1991; Director of the Company since August 1990 and from January 1980 to November 1989.

     STEVEN J. SHULMAN (Class A director), age 43; Executive Vice President of Value Health, Inc. (provider of specialty managed care programs) since prior to 1989; President and Chief Executive Officer of American PsychManagement, Inc. (wholly-owned subsidiary of Value Health, Inc.) since October 1990; various managerial positions at CIGNA Healthplan, Inc. (provider of group life and health insurance, including managed care products) prior to 1989; Director of Value Health, Inc. and Ramsay Health Care, Inc (provider of psychiatric healthcare services); Director of the Company since November 1993.

     JOSEPH A. VINCENT (Class A director), age 43; Vice President Finance of the Company since August 1991; Treasurer of the Company since February 1991; Chief Financial Officer and Secretary of the Company since April 1990; Controller of the Company from September 1984 to April 1990; held various positions with Picker International, Inc. (a manufacturer of medical diagnostic instruments and supplies) from August 1974 until joining the Company in August 1983; Director of the Company since February 1994.

     PHOTIOS T. PAULSON (Class B director), age 56; Vice President, bioAlliance, SA, a privately-held French holding company, since January 1995; Chairman, bio-Merieux Vitek Inc. (manufacturer of clinical diagnostic systems) since July 1991; Senior Adviser-Health Care Industry and International Investment Banking, Prudential Securities Inc. (investment bankers) since prior to 1989; Director of the Company since July 1992.

                  During the past fiscal year, the Board of Directors of the Company met four times. All of the directors other than Mr. Gordon (due to his resignation in August 1994) and Mr. Needham attended at least 75% of the meetings of the Board of Directors.

                  During the fiscal year ended April 30, 1995, the Board of Directors had a Stock Option Committee, whose members were Messrs. Shulman, Haythe, Needham and Paulson, a Compensation Committee, whose members were Messrs. Shulman, Haythe, Needham and Paulson, and an Audit Committee, whose members were Messrs. Shulman and Haythe. Mr. Shulman was appointed by the Board of Directors in September 1994 to fill each of the vacancies created on such committees by the resignation of Mr. Gordon. The Board of Directors of the Company does not have a Nominating Committee.

                  The Stock Option Committee administers the Company's stock option plans, and its Employee Stock Purchase Plan. The Compensation Committee makes recommendations to the Board of Directors regarding compensation and other benefits to be paid to key employees of the Company. The Audit Committee is authorized to review the results of the auditors' examinations and to make recommendations with respect to accounting practices and procedures and internal controls. The Audit Committee met one time, the Stock Option Committee met twice and the Compensation Committee did not meet during the past fiscal year. All of the directors other than Mr. Gordon (due to his resignation in August 1994) and Mr. Needham attended at least 75% of the meetings of any committee on which such directors served.

                  The directors and officers of the Company, other than Messrs, Haythe, Needham, Paulson and Shulman, are active in its business on a day-to-day basis. No family relationships exist between any of the directors and officers of the Company.

                  On August 29, 1991, the Company issued an aggregate of 120,000 shares of Series B Preferred Stock to certain investors, of which 100,000 shares are currently outstanding. In addition to their right to vote with the holders of shares of Common Stock on all matters to be voted on at the Meeting, the holders of record of the shares of Series B Preferred Stock, exclusively and as a class, have the right to elect by majority vote one director to the Board of Directors who is not a competitor of, supplier to or customer of the Company or an affiliate of such a competitor, supplier or customer. To date, the holders of the Series B Preferred Stock have not exercised this right. In addition, pursuant to an Underwriting Agreement dated as of June 16, 1994 between the Company and Keane Securities Co., Inc. ("Keane"), the Company has agreed that until June 8, 1999, at the request of Keane, the Company will use its best efforts to cause one individual designated by Keane to be elected to the Board of Directors. To date, Keane has not made such a request.

                  The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized a payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.

EXECUTIVE COMPENSATION

                  The following table sets forth information for the fiscal years ended April 30, 1995, May 1, 1994 and May 2, 1993 concerning the compensation of the Company's Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended April 30, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                                                         Compensation
                                                           Annual Compensation              Awards
                                                           -------------------           ------------
Name and                                Fiscal                                                                  All Other
Principal Position                       Year           Salary              Bonus     Stock Options (#)      Compensation (1)
------------------                      ------          ------              -----     -----------------      ----------------
William J. Lacourciere                   1995           $200,000          $25,000          30,000                 $4,478
  Chairman of the Board,                 1994            166,346                0               0                  3,126
  President and Chief                    1993            144,231                0               0                  4,786
  Executive Officer

Joseph A. Vincent                        1995            100,000           15,000          20,000                  2,651
  Chief Financial Officer,               1994            100,000                0               0                  1,916
  Vice President Finance,                1993             84,731                0          10,000                  2,352
  Treasurer and Secretary

---------------
(1) Includes contributions made by the Company on behalf of the named executive officers to the ESOP, the Company's 401(k) Plan and a term life insurance plan.

         The following table sets forth the grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended April 30, 1995.


                                            OPTION GRANTS IN THE FISCAL YEAR ENDED
                                                        APRIL 30, 1995



                                                           % of Total
                                 Number of Securities    Options Granted
                                  Underlying Options     to Employees in      Exercise or
       Name                           Granted (#)          Fiscal Year      Base Price ($/Sh)     Expiration Date
       ----                      --------------------    ---------------    -----------------     ---------------
William J. Lacourciere                 30,000(1)              13.3%              $4.25                6/15/04
Joseph A. Vincent                      20,000(1)               8.9%              $4.25                6/15/04

----------
(1) Options are currently exercisable as to 33 1/3% of underlying securities and will become exercisable as to 66 2/3% and 100% of underlying securities on June 15, 1996 and June 15, 1997, respectively.

         The following table sets forth the number and value of compensatory options and warrants held by the executive officers named in the Summary Compensation Table at April 30, 1995. None of the executive officers named in the Summary Compensation Table exercised any stock options during the fiscal year ended April 30, 1995.

                    FISCAL YEAR END OPTION VALUES



                                            Number of Securities                         Value of
                                             Underlying Options                     In-the-Money Options
                                             at April 30, 1995                      at April 30, 1995(1)
                                       ---------------------------------       --------------------------------
Name                                   Exercisable         Unexercisable       Exercisable        Unexercisable
----                                   -----------         -------------       -----------        -------------
William J. Lacourciere                   10,000               20,000           $  11,250             $22,500
Joseph A. Vincent                        48,334               16,666             157,709              24,166

---------------

(1) In-the-money options are those where the fair market value of the underlying Common Stock exceeds the exercise price thereof. The value of in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the options from the aggregate year-end market value of the underlying Common Stock.

COMPENSATION OF DIRECTORS

                  The Company has a policy of paying its directors who are not employees of the Company an annual fee of $2,500 plus $1,250 for each meeting of the Board of Directors of the Company attended.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

                  The Company has entered into an employment agreement with Mr. Lacourciere. The term of the employment agreement commenced as of June 1, 1988 and is automatically extended on an annual basis, unless a notice of non-extension is given by either party. The current term of the agreement, as so extended, expires on December 31, 1995. The employment agreement provides for an annual salary of $200,000, subject to increases based on increases in the Consumer Price Index and additional increases at the discretion of the Board of Directors. The agreement also provides, in the event of the termination of Mr. Lacourciere's employment by the Company other than for cause, for a cash payment to Mr. Lacourciere equal to three times his average annual cash compensation during the five most recent taxable years of the Company ending before the date of such termination, less $1,000. In the event Mr. Lacourciere's employment with the Company is terminated at this time, such termination payment would be approximately $500,000. In the event of the occurrence of certain change of control events involving the Company without the approval of the Board of Directors, Mr. Lacourciere may terminate his employment agreement with the Company during the one-year period following any such change of control event and such termination of employment would entitle him to the same termination payment. In the event the Board of Directors approves the change of control event, Mr. Lacourciere may terminate his employment agreement with the Company during the one-year period following any such change of control event; however, Mr. Lacourciere will not be entitled to a termination payment.

                  Thomas M. Haythe, General Counsel and a director of the Company, is a member of the law firm of Haythe & Curley, the Company's general counsel. It is expected that Haythe & Curley will continue to render legal services to the Company in the future.

                  On April 29, 1993, the Company and NTC Technology Inc., a Delaware corporation which is a wholly-owned subsidiary of the Company ("NTC"), entered into a First Amendment (the "First Amendment") with Union Trust, now known as First Fidelity Bank, to the Third Amended and Restated Loan and Security Agreement dated August 29, 1991 (the "Third Amended Credit Agreement") with Union Trust. Under the First Amendment, Union Trust created a new term loan facility in the amount of $3,400,000 (the "1993 Term Loan"), $2,400,000 of which was used to reduce and prepay the principal amount outstanding under the consolidated term loan created under the Third Amended Credit Agreement. On
June 16, 1994, simultaneously with the closing of the Public Offering, the Company amended its agreement (the "1994 Bank Agreement") with Union Trust to restructure the terms of the Company's term and line of credit loans. Under the 1994 Bank Agreement the Company has a term loan in the principal amount of $2,500,000. The term loan is payable in 60 equal monthly installments and bears interest at a base rate established by Union Trust plus 1/2 percent. In addition, the Company's line of credit was amended and restated as a revolving credit facility against which the Company may borrow the lesser of a specified borrowing base or $2,500,000 through August 1995. The revolving credit facility, amended in July 1995, has been extended and will terminate in August 1997. Interest on the revolving credit facility as extended, will accrue at 2.5% over monthly LIBOR rates.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange

Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

                  The Company notes that during the fiscal year ended April 30, 1995 Mr. Paulson failed to report two purchase transactions, which transactions were reported to the Commission on Form 5, and David G. Barela, a former officer of the Company, failed to report three sales transactions occurring subsequent to his resignation from the Company, which transactions were reported to the Commission on Form 5. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations from certain persons that no other reports were required, except as provided above, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.

              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                  The Board of Directors of the Company has selected Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending April 28, 1996. Such firm has examined the financial statements of the Company since the Company's inception. The Board of Directors considers Ernst & Young LLP to be eminently qualified.

                  Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

                  The Board of Directors recommends that the Company's stockholders vote FOR ratification of the selection of Ernst & Young LLP to examine the consolidated financial statements of the Company and its subsidiaries for fiscal 1996. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

                  A representative of Ernst & Young LLP will be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                               III. OTHER MATTERS

                  The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

MISCELLANEOUS

                  If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors in the election of two Class C directors, and FOR ratification of the Board of Directors' selection of independent auditors for the Company. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy, or the subsequent delivery of a Proxy, will have the effect of revoking the initial Proxy.

                  All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, or by mail, telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

                  It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

                  Stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company by April 12, 1996 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

ANNUAL REPORT ON FORM 10-KSB

                  A copy of the Company's Annual Report on Form 10-KSB including the financial statements for the fiscal year ended April 30, 1995, which is required to be filed with the Securities and Exchange Commission, will be sent, without charge, to stockholders to whom this Proxy Statement is mailed upon written request to the Chief Financial Officer, Novametrix Medical Systems Inc., One Barnes Industrial Park Road, Wallingford, Connecticut 06492.

August 15, 1995

                         NOVAMETRIX MEDICAL SYSTEMS INC.

           PROXY - Annual Meeting of Stockholders - September 11, 1995

                                  COMMON STOCK

     The undersigned, a stockholder of NOVAMETRIX MEDICAL SYSTEMS INC., does hereby appoint William J. Lacourciere and Joseph A. Vincent, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote at the Annual Meeting of Stockholders to be held on September 11, 1995 at 10:30 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby instructs said proxies or their substitutes to vote as specified below on the following matters and in accordance with their judgment on other matters which may properly come before the Meeting.

1.    Election of Class C Directors.

      FOR both nominees listed below / /
      WITHHOLD authority for both nominees listed below / /
      (except as marked to the contrary below)

                 Thomas M. Haythe and William J. Lacourciere

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


           ________________________________________________________


2. Ratification of appointment of Ernst & Young LLP as independent auditors for fiscal 1996.

                   FOR  / /    AGAINST  / /    ABSTAIN  / /

The Board of Directors favors a vote "FOR" each item.

                                 (Continued and to be Completed on Reverse Side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ITEMS 1 OR 2 SUCH SHARES WILL BE VOTED FOR SUCH ITEMS.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.

                                         Dated___________________________, 1995

                                         _________________________________(L.S.)

                                         _________________________________(L.S.)
                                         Stockholder(s) Sign Here

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           (Continued From Other Side)

"5" FIRST FIDELITY INCORPORATED: 40,000 Preferred Shares (440,000 votes)

                       NOVAMETRIX MEDICAL SYSTEMS INC.

         PROXY - Annual Meeting of Stockholders - September 11, 1995
                           SERIES B PREFERRED STOCK

     The undersigned, a stockholder of NOVAMETRIX MEDICAL SYSTEMS INC., does hereby appoint WILLIAM J. LACOURCIERE and JOSEPH A. VINCENT, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Series B Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 11, 1995 at 10:30 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ITEMS 1 OR 2 SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEMS.

            The Board of Directors favors a vote "FOR" Items 1 and 2.

1.    Election of Class C Directors.

      FOR both nominees                   WITHHOLD authority to vote
      listed below / /                    for both nominees listed below / /

                 Thomas M. Haythe and William J. Lacourciere

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


           _______________________________________________________


2. Ratification of appointment of Ernst & Young LLP as independent auditors for fiscal 1996.

                   FOR  / /    AGAINST  / /    ABSTAIN  / /

                                 (Continued and to be Completed on Reverse Side)

The undersigned hereby instructs said proxies or their substitutes to vote as specified above on each of the above matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.

Dated _______________________, 1995

___________________________________ (L.S.)

___________________________________ (L.S.)

Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                           (Continued From Other Side)

"4" AURIC PARTNERS LTD.:  60,000 Preferred Shares (660,000 votes)

                       NOVAMETRIX MEDICAL SYSTEMS INC.

         PROXY - Annual Meeting of Stockholders - September 11, 1995
                           SERIES B PREFERRED STOCK

     The undersigned, a stockholder of NOVAMETRIX MEDICAL SYSTEMS INC., does hereby appoint WILLIAM J. LACOURCIERE and JOSEPH A. VINCENT, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Series B Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 11, 1995 at 10:30 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ITEMS 1 OR 2 SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEMS.

          The Board of Directors favors a vote "FOR" Items 1 and 2.

1.    Election of Class C Directors.

      FOR both nominees                    WITHHOLD authority to vote
      listed below / /                     for both nominees listed below / /

                 Thomas M. Haythe and William J. Lacourciere

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


             ___________________________________________________


2. Ratification of appointment of Ernst & Young LLP as independent auditors for fiscal 1996.

                   FOR  / /    AGAINST  / /    ABSTAIN  / /

                                 (Continued and to be Completed on Reverse Side)

The undersigned hereby instructs said proxies or their substitutes to vote as specified above on each of the above matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.

Dated _______________________, 1995

____________________________________(L.S.)

____________________________________(L.S.)
Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                           (Continued From Other Side)